DIVESTITURES	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
DIVESTITURES
DIVESTITURES

(a)	Gualcamayo and Related Argentinian Exploration Properties

As part of ongoing strategic and technical reviews of its asset portfolio, in December 2017 the Company committed to a formal plan to dispose of the Gualcamayo mine and related exploration properties in Argentina (“Gualcamayo”) and initiated an active program to sell Gualcamayo. As the sale was considered highly probable at December 31, 2017, the assets and liabilities of Gualcamayo were classified as assets and liabilities (a disposal group) held for sale and presented separately under current assets and current liabilities, respectively. Immediately prior to the classification to assets and liabilities held for sale, the carrying amount of Gualcamayo was re-measured to its recoverable amount, being its FVLCD, the estimate of which, was supported by various sources including a formal bid received by the Company, external valuation reports and comparable trading company multiples. As a result, the Company recorded an impairment loss of $356.5 million in relation to Gualcamayo for the year ended December 31, 2017.

On October 25, 2018, the Company entered into a definitive purchase agreement to sell its 100% interest in Gualcamayo to Mineros S.A. ("Mineros") for consideration comprising: (i) $30.0 million in cash, payable at closing; (ii) An additional $30.0 million in cash upon declaration of commercial production of the Deep Carbonates project, which is an undeveloped mineral resource below the existing oxide gold mineralization at Gualcamayo; (iii) A 2% net smelter return royalty (“NSR”) at Gualcamayo on metal produced after the initial 396,000 ounces, capped at $50.0 million (excluding products produced from the Deep Carbonates Project); and (iv) A 1.5% uncapped NSR on products produced from the Deep Carbonates project.

Separately, the Company also agreed to grant Mineros an option to acquire up to a 51% interest in the La Pepa project, located in Chile, over an earn-in period of four years (subject to extension for certain unexpected contingencies) and then the remaining 49% interest pursuant to a call option.

As the estimated consideration was lower than the carrying value of Gualcamayo, the Company recorded an impairment loss of $75.0 million in the period ended September 30, 2018.

The sale of the Gualcamayo mine was completed on December 14, 2018. Upon disposal of Gualcamayo on December 14, 2018, the Company recognized a $2.6 million gain, as calculated below.

Gualcamayo was presented in the "Other Mines" reportable operating segment.

(b)	Brio Gold

On May 24, 2018, the Company completed the sale of its 53.6% controlling interest in Brio Gold to Leagold Mining Corporation ("Leagold") and received total consideration of $147.6 million. The consideration was comprised of $140.5 million of Leagold common shares ("Leagold Shares"), representing approximately 20.5% of Leagold's issued and outstanding common shares at the closing date and $7.1 million of Leagold share purchase warrants, which entitle the Company to purchase one Leagold Share at a price of C$3.70 for a period of two years from May 24, 2018. The Leagold Shares were measured based on the 3-day volume weighted average trading price of Leagold Shares on the Toronto Stock Exchange ("TSX") as at May 23, 2018, and must be held for a minimum period of 12 months, subject to certain exceptions. The Leagold share purchase warrants were valued using the Black-Scholes option-pricing model.

During the first quarter of 2018, the Company concluded that the assets and liabilities of Brio Gold met the criteria for classification as a disposal group held for sale, and accordingly, the assets and liabilities of Brio Gold were presented separately in the Company's condensed consolidated interim balance sheet as at March 31, 2018 as current assets and current liabilities, respectively. The Company recorded an impairment loss upon initial classification as held for sale, and a further impairment loss at March 31, 2018 to write the carrying amount of the disposal group down to its fair value less costs to sell ("FVLCS") for a combined impairment write down of $181.0 million ($175.0 million net of tax) in the three months ended March 31, 2018. The FVLCS was estimated based on the consideration expected to be received in the sale transaction using the Leagold share price per the TSX on the dates of the respective write downs, a level 1 input per the fair value hierarchy.

Upon disposal of Brio Gold on May 24, 2018, the Company recognized a $32.0 million gain, as calculated below.

Brio Gold was presented in the "Other Mines" reportable operating segment.

(c)	Canadian Exploration Properties

On March 29, 2018, the Company completed the sale of certain jointly owned exploration properties of the Canadian Malartic Corporation (“CMC”) including the Kirkland Lake and Hammond Reef properties (the “Canadian Exploration Properties”) to Agnico Eagle Mines Limited (“Agnico”) for total cash consideration of $162.5 million. The Transaction was structured as a sale of assets by CMC (in which the Company holds a 50% indirect interest) pursuant to which Agnico acquired all of the Company's indirect 50% interest in the Canadian exploration assets of CMC.

At December 31, 2017, the sale was considered highly probable and accordingly, the assets and liabilities of the Canadian Exploration Properties were classified as assets and liabilities held for sale and presented separately under current assets and current liabilities, respectively. No impairment loss was recognized on reclassification to held for sale, as the FVLCD was higher than the carrying amount of the assets based on the sale price in the agreement. Upon sale, the Company recognized a gain of $39.0 million, which is included in other operating income (expenses), net in the consolidated statement of operations for the year ended December 31, 2018.

The Canadian Exploration Properties were presented in the Canadian Malartic reportable operating segment.

The gains on disposal of Gualcamayo and Brio Gold were calculated as below:

	Brio Gold	Gualcamayo
Total consideration including working capital adjustments (net of transaction costs)	$146.1	$82.5
Net assets sold and derecognized:
Cash and cash equivalents	$5.4	$1.5
Trade and other receivables	1.4	7.5
Inventories	42.0	60.8
Other financial assets	1.5	0.8
Other assets	16.1	11.8
Property, plant and equipment (i)	337.7	67.9
Deferred tax assets	5.3	—
Goodwill and intangibles	—	1.4
Trade and other payables	(54.1)	(31.1)
Income taxes payable	(3.3)	—
Other financial liabilities	(19.4)	(1.3)
Other provisions and liabilities	(14.5)	(9.7)
Long-term debt	(73.0)	—
Decommissioning, restoration and similar liabilities	(34.2)	(29.7)
Net assets	$210.9	$79.9
Other comprehensive Income	4.9	—
Non-controlling interests (i)	(101.7)	—
Net assets attributable to Yamana	$114.1	$79.9
Gain on disposal (Note 10)	$32.0	$2.6

(i)	Balances have been reclassified during the period, reflecting an adjustment to balances previously reported in the Company's quarterly financial statements in 2018.

The gains on disposal are included in other operating income (expenses), net in the consolidated statement of operations for the year ended December 31, 2018.